Schedule A

							RATE	NEXT		BANK
TRADE		SETTLEMENT	MATURITY	NEXT PAY	CALL	CALL	TYPE/RATE	CALL	COUPON	PAR
DATE	CUSIP	DATE	DATE	DATE	TYPE(1)	STYLE (2)	SUB-TYPE(3)(4)	DATE	PCT	($)
07/06/2011	313374Q37	07/08/2011	02/08/2012	02/08/2012	Non-Callable		Fixed Constant		0.13	$500,000,000
07/06/2011	313374Q60	07/28/2011	07/28/2016	01/28/2012	Optional Principal Redemption	Canary	Fixed Step Up	10/28/2011	1.50	$15,000,000

07/06/2011	313374QA1	07/13/2011	02/13/2012	02/13/2012	Non-Callable		Fixed Constant		0.13	$1,000,000,000
07/06/2011	313374QS2	07/12/2011	02/02/2012	02/02/2012	Non-Callable		Fixed Constant		0.12	$500,000,000
07/07/2011	313371ZX7	07/11/2011	12/08/2017	12/08/2011	Non-Callable		Fixed Constant		2.625	$25,000,000
07/07/2011	313374NY2	07/27/2011	10/27/2017	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/27/2011	2.25	$10,000,000
07/07/2011	313374QY9	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/27/2011	1.00	$10,000,000
07/07/2011	313374QY9	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/27/2011	1.00	$10,000,000
07/07/2011	313374QY9	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/27/2011	1.00	$15,000,000
07/07/2011	313374QY9	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/27/2011	1.00	$25,000,000
07/07/2011	313374R44	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Canary	Fixed Step Up	10/27/2011	1.625	$15,000,000
07/07/2011	313374R44	07/27/2011	07/27/2016	01/27/2012	Optional Principal Redemption	Canary	Fixed Step Up	10/27/2011	1.625	$15,000,000
07/07/2011	313374RA0	07/18/2011	07/18/2012	10/18/2011	Non-Callable		Variable Single Index Floater			$100,000,000
07/07/2011	313374RB8	07/28/2011	07/28/2014	01/28/2012	Non-Callable		Fixed Constant		1.00	$25,000,000
07/07/2011	313374RB8	07/28/2011	07/28/2014	01/28/2012	Non-Callable		Fixed Constant		1.00	$25,000,000
07/07/2011	313374RF9	07/28/2011	07/28/2014	01/28/2012	Optional Principal Redemption	American	Fixed Constant	10/28/2011	1.30	$100,000,000
07/07/2011	313374RJ1	08/04/2011	08/04/2016	02/04/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	11/04/2011	1.00	$10,000,000
07/07/2011	313374RJ1	08/04/2011	08/04/2016	02/04/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	11/04/2011	1.00	$20,000,000
07/07/2011	313374RP7	07/18/2011	07/18/2014	01/18/2012	Non-Callable		Fixed Constant		1.00	$20,000,000
07/07/2011	3133XWNB1	07/11/2011	06/12/2015	12/12/2011	Non-Callable		Fixed Constant		2.875	$4,800,000
07/08/2011	313374SB7	07/27/2011	07/27/2012	01/27/2012	Optional Principal Redemption	Bermudan	Fixed Constant	10/27/2011	0.26	$50,000,000
07/08/2011	313374SD3	07/13/2011	07/18/2012	10/18/2011	Non-Callable		Variable Single Index Floater			$150,000,000
07/08/2011	313374SE1	07/19/2011	07/19/2012	10/19/2011	Non-Callable		Variable Single Index Floater			$100,000,000
07/08/2011	313374SH4	07/25/2011	07/25/2012	10/25/2011	Non-Callable		Variable Single Index Floater			$300,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
/Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American—redeemable continuously on and after the first redemption date and until maturity.
Bermudan—redeemable on specified recurring dates on and after the first redemption date, until maturity.
European—redeemable on a particular date only.
Canary—redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European—redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.